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             COMMON SHARES                                                           COMMON SHARES

                               [LOGO] EMBARCADERO
                                      TECHNOLOGIES-Registered Trademark-


                             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   THIS CERTIFICATE IS TRANSFERABLE                                                 CUSIP 290787 10 0
IN RIDGEFIELD PARK, NJ AND NEW YORK, NY                                   SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT





IS THE RECORD HOLDER OF
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           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

----------------------------------------EMBARCADERO TECHNOLOGIES, INC.---------------------------------------

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED
ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS
COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. IN WITNESS WHEREOF, THE CORPORATION HAS
CAUSED THIS CERTIFICATE TO BE EXECUTED AND ATTESTED TO BY THE MANUAL OR FACSIMILE SIGNATURES OF ITS DULY
AUTHORIZED OFFICERS, UNDER A FACSIMILE OF ITS CORPORATE SEAL TO BE AFFIXED HERETO.

DATED:

  [SEAL]
              /s/ Raj P. Sabhlok                       /s/ Ellen Taylor                  /s/ Stephen R. Wong
          SR. VICE PRESIDENT, FINANCE
           AND CORPORATE DEVELOPMENT         PRESIDENT AND CHIEF EXECUTIVE OFFICER      CHAIRMAN OF THE BOARD

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COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
           TRANSFER AGENT AND REGISTRAR
BY

                         AUTHORIZED SIGNATURE

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                                        EMBARCADERO TECHNOLOGIES, INC.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -- as tenants in common                  UNIF GIFT MIN ACT   -- ..........Custodian............
      TEN ENT -- as tenants by the entireties                                   (Cust)             (Minor)
      JT TEN  -- as joint tenants with right of                               under Uniform Gifts to Minors
                 survivorship and not as tenants                              Act............................
                 in common                                                                (State)

                    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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_____________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_______________________________________________________________________________________________________SHARES
OF COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

____________________________________________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN
THE PREMISES.

DATED________________________________________

IN PRESENCE OF

X________________________________________________           X________________________________________________
                                                             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                                    NOTICE:  WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                                             CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.



     [STAMP]

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